CUSIP No. 265338707	Schedule 13D	Page 1 of 3

EXHIBIT 6

JOINT FILING AGREEMENT

The undersigned agree that the Amendment No. 3 to the Schedule 13D with respect to the Common Stock, par value $0.001 per share, of Dune Energy, Inc., dated as of December 11, 2015, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

DATED: December 11, 2015

BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

BY: BLUE MOUNTAIN CA MASTER FUND GP, LTD.

By:	/s/ ANDREW FELDSTEIN

Andrew Feldstein, Director

BLUE MOUNTAIN CA MASTER FUND GP, LTD.

By:	/s/ ANDREW FELDSTEIN

Andrew Feldstein, Director

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.

BY: BLUEMOUNTAIN LONG/SHORT CREDIT GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

BY: BLUEMOUNTAIN LONG/SHORT CREDIT GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN LONG/SHORT CREDIT GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

CUSIP No. 265338707	Schedule 13D	Page 2 of 3

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.

BY: BLUEMOUNTAIN DISTRESSED GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN DISTRESSED GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

BY: BLUEMOUNTAIN STRATEGIC CREDIT GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN STRATEGIC CREDIT GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN TIMBERLINE LTD.

By:	/s/ ANDREW FELDSTEIN

Andrew Feldstein, Director

BLUEMOUNTAIN KICKING HORSE FUND L.P.

BLUEMOUNTAIN KICKING HORSE FUND GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN KICKING HORSE FUND GP, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND, A SUB-FUND OF AAI BLUEMOUNTAIN FUND PLC

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

BY:	/S/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

CUSIP No. 265338707	Schedule 13D	Page 3 of 3

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

BY: BLUEMOUNTAIN MONTENVERS GP S.À R.L.

By:	/s/ PAUL FRIEDMAN

Paul Friedman, Authorized Person

BLUEMOUNTAIN MONTENVERS GP S.À R.L.

By:	/s/ PAUL FRIEDMAN

Paul Friedman, Authorized Person

BLUEMOUNTAIN CREDIT OPPORTUNITIES MASTER FUND I L.P.

BY: BLUEMOUNTAIN CREDIT OPPORTUNITIES GP I, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer

BLUEMOUNTAIN CREDIT OPPORTUNITIES GP I, LLC

BY: BLUEMOUNTAIN GP HOLDINGS, LLC

By:	/s/ ERIC M. ALBERT

Eric M. Albert, Chief Compliance Officer